                                                                    Exhibit 99.2


                               VOTING AGREEMENT

     THIS VOTING AGREEMENT is entered into as of March _, 1998, by and between SIEBEL SYSTEMS, INC., a Delaware corporation ("PARENT") and __________________ ("SHAREHOLDER").

                                   RECITALS

     WHEREAS, Shareholder is a shareholder of SCOPUS TECHNOLOGY, INC., a California corporation. (the "COMPANY").

     WHEREAS, Parent, Syracuse Acquisition Sub, Inc., a California corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), and the Company, are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "MERGER AGREEMENT") which provides (subject to the conditions set forth therein) for the merger of Merger Sub with and into the Company (the "MERGER").

     NOW, THEREFORE, in order to induce Parent and Merger Sub to enter into the Merger Agreement and consummate the transactions contemplated thereby, and for other valuable consideration (the receipt and sufficiency of which are hereby acknowledged by Shareholder), Shareholder hereby covenants and agrees as follows:

                                   AGREEMENT

     The parties to this Agreement, intending to be legally bound, agree as follows:

1.   CERTAIN DEFINITIONS.

     For purposes of this Agreement:

          (a) "COMPANY COMMON STOCK" shall mean the common stock, par value $.001 per share, of the Company.

          (b) "EXPIRATION DATE" shall mean the earlier of (i) the date upon which the Merger Agreement is validly terminated pursuant to Section 8 thereof, or (ii) the date upon which the Merger becomes effective in accordance with the terms and provisions of the Merger Agreement.

          (c) Shareholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if Shareholder is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security by virtue of Shareholder, directly or indirectly, having or sharing voting power over such security.

          (d) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

          (e) "SUBJECT SECURITIES" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Shareholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Shareholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

          (f) A Person shall be deemed to have a effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

2.   TRANSFER OF SUBJECT SECURITIES.

     2.1 TRANSFEREE OF SUBJECT SECURITIES TO BE BOUND BY THIS AGREEMENT. Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, Shareholder shall not cause or permit any Transfer of any of the Subject Securities to be effected unless such Transfer is in accordance with any affiliate agreement between Shareholder and Parent contemplated by the Merger Agreement ("AFFILIATE AGREEMENT") to which Shareholder is bound and each Person to which any of such Subject Securities, or any interest in any of such Subject Securities, is or may be transferred shall have: (a) executed a counterpart of this Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Parent may reasonably request); and (b) agreed in writing to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and provisions of this Agreement. Notwithstanding the foregoing, during the period from the date of this Agreement through the Expiration Date, Shareholder may effect a Transfer or Transfers of no more than an aggregate of 75,000 shares of Company Common Stock without fulfilling the obligations set forth in (a) or (b) above, provided that such Transfer or Transfers are in accordance with any Affiliate Agreement to which Shareholder is bound.

     2.2 TRANSFER OF VOTING RIGHTS. Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, Shareholder shall not deposit (or permit the deposit of) any Subject Securities in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Shareholder under this Agreement with respect to any of the Subject Securities.

3.   VOTING OF SHARES.

     3.1 VOTING AGREEMENT. Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date:

          (a) at any meeting of shareholders of the Company, however called, and at every adjournment thereof, Shareholder shall (unless otherwise directed in writing by Parent) cause all outstanding shares of Company Common Stock that are Owned by Shareholder as of the record date fixed for such meeting to be voted in favor of the approval and adoption of the

Merger Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Merger Agreement; and

          (b) in the event written consents are solicited or otherwise sought from shareholders of the Company with respect to the approval or adoption of the Merger Agreement, with respect to the approval of the Merger or with respect to any of the other actions contemplated by the Merger Agreement, Shareholder shall (unless otherwise directed in writing by Parent) cause to be executed, with respect to all shares of Company Common Stock that are Owned by Shareholder as of the record date fixed for the consent to the proposed action, a written consent or written consents to such proposed action.

     3.2  PROXY; FURTHER ASSURANCES.

          (a) Contemporaneously with the execution of this Agreement: (i) Shareholder shall deliver to Parent a proxy executed by Shareholder in the form attached to this Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "PROXY"); and (ii) Shareholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are Owned by Shareholder.

          (b) From time to time and without additional consideration, Shareholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments (at Parent's expense, except with respect to any act that may be required of Shareholder by Parent as the result of a Transfer), and shall (at Shareholder's sole expense) take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

4.   WAIVER OF DISSENTERS' RIGHTS.

     Shareholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger that Shareholder may have by virtue of the ownership of any outstanding shares of Company Common Stock Owned by Shareholder

5.   REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER.

     Shareholder hereby represents and warrants to Parent as follows:

     5.1 AUTHORIZATION, ETC. Shareholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Shareholder and constitute legal, valid and binding obligations of Shareholder, enforceable against Shareholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     5.2  NO CONFLICTS OR CONSENTS.

          (a) The execution and delivery of this Agreement and the Proxy by Shareholder do not, and the performance of this Agreement and the Proxy by Shareholder will not: (i) conflict with or violate any order, decree or judgment applicable to Shareholder or by which he or any of his properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Shareholder is a party or by which Shareholder or any of his affiliates or properties is or may be bound or affected.

          (b) The execution and delivery of this Agreement and the Proxy by Shareholder do not, and the performance of this Agreement and the Proxy by Shareholder will not, require any consent or approval of any Person.

     5.3 TITLE TO SECURITIES. As of the date of this Agreement: (a) Shareholder holds of record (free and clear of any encumbrances or restrictions that will restrict or interfere in any way with the actions contemplated hereby or Shareholder's obligations hereunder) the number of outstanding shares of Company Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) Shareholder holds (free and clear of any encumbrances or restrictions that will restrict or interfere in any way with the actions contemplated hereby or Shareholder's obligations hereunder) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading "Options and Other Rights" on the signature page hereof; (c) Shareholder Owns the additional securities of the Company set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Shareholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

     5.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date except that Shareholder's beneficial or record ownership of securities as represented in Section 5.3 hereof may differ as of the Expiration Date in the event of acquisitions or Transfers of securities not prohibited by the terms of this Agreement.

6.   MISCELLANEOUS.

     6.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties, covenants and agreements made by Shareholder in this Agreement shall survive the Expiration Date.

     6.2 INDEMNIFICATION. Shareholder shall hold harmless and indemnify Parent and Parent's affiliates from and against, and shall compensate and reimburse Parent and Parent's affiliates for, any loss, damage, claim, liability, fee (including reasonable attorneys' fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by Parent or any of Parent's affiliates, or to which Parent or any of Parent's affiliates otherwise becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to any inaccuracy in or breach of any representation, warranty, covenant or obligation of Shareholder contained in this Agreement or in the Proxy.

     6.3 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

     6.4 NOTICES. Any notice or other communication required or permitted to be delivered to Parent or Shareholder under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile confirmation obtained) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

        IF TO SHAREHOLDER:

        at the address or facsimile phone number set forth below Shareholder's signature on the signature page hereof

        WITH A COPY TO:

        Wilson Sonsini Goodrich & Rosati
        650 Page Mill Road
        Palo Alto, CA 94304
        Attention: Howard Zeprun, Esq.
        Fax:  (650) 493-6811

        IF TO PARENT:

        Siebel Systems, Inc.
        1885 South Grant Street
        San Mateo, CA  94402
        Attn:  Vice President Legal Affairs
        Fax:   (650) 295-5116

        WITH A COPY TO:

        Cooley Godward LLP
        3000 Sand Hill Road
        Building 3, Suite 230
        Menlo Park, CA 94025
        Attention: Eric C. Jensen
        Fax:   (650) 854-2691

     6.5 SEVERABILITY. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

     6.6 ENTIRE AGREEMENT. This Agreement, the Proxy, and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.

     6.7 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Shareholder and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Shareholder and his heirs, estate, executors, personal representatives, successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. This Agreement shall be binding upon any Person to whom any Subject Securities are transferred to the extent provided in Section 2 hereof. Nothing in this Agreement is intended to confer on any Person (other than Parent, the Company and their successors and assigns) any rights or remedies of any nature.

     6.8 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy was not performed in accordance with its specific terms or was otherwise breached. Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

     6.9 NON-EXCLUSIVITY. The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Nothing in this Agreement shall limit any of Shareholder's obligations, or the rights or remedies of Parent, under any Affiliate Agreement between Parent and Shareholder; and nothing in any such Affiliate Agreement shall limit any of Shareholder's obligations, or any of the rights or remedies of Parent, under this Agreement.

     6.10 GOVERNING LAW. This Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws).

     6.11 COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     6.12 CAPTIONS. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

     6.13 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against Shareholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

     6.14 WAIVER. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the undersigned have caused this VOTING AGREEMENT to be executed as of the date first written above.

                                        SIEBEL SYSTEMS, INC.



                                        By:_____________________________________

                                        Title:__________________________________



                                        SHAREHOLDER




                                        ________________________________________
                                        Name:

                                        Address:________________________________

                                        ________________________________________

                                        ________________________________________

                                        Facsimile:______________________________


                                                           Additional Securities
Shares Held of Record       Options and Other Rights         Beneficially Owned
---------------------       ------------------------       ---------------------








                                SIGNATURE PAGE

                                   EXHIBIT A

                           FORM OF IRREVOCABLE PROXY

          The undersigned shareholder of SCOPUS TECHNOLOGY, INC., a California corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Thomas M. Siebel, Howard H. Graham and SIEBEL SYSTEMS, INC., a Delaware corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to
(i) the outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "SHARES," and capitalized terms used but not defined herein shall have the meanings set forth in the Voting Agreement, dated as of the date hereof, between Parent and Shareholder (the "VOTING AGREEMENT").) Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that the undersigned shall not grant any subsequent proxy at any time prior to the Expiration Date.

          This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Syracuse Acquisition Sub, Inc. and the Company (the "MERGER AGREEMENT").

          The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date at any meeting of the shareholders of the Company, however called, or in connection with any solicitation of written consents from shareholders of the Company, in favor of the approval and adoption of the Merger Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Merger Agreement.

          The undersigned may vote the Shares on all other matters.

          This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

          If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this


                               VOTING AGREEMENT
proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

          This proxy shall terminate upon the Expiration Date.

Dated: March 1, 1998

                                    _________________________________________
                                    Name:


                                    Number of shares of common stock of the
                                    Company owned of record as of the date of this proxy:


                                    _________________________________________



                                       2